Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN
HV-4899 – PremierSolutions New Jersey Institutions of Higher Education

Supplement dated January 27, 2026 to Prospectus dated May 1, 2025

This supplement amends the following information in the above-referenced product Prospectus:

•Name (effective June 1, 2025) information for American Funds EuroPacific Growth Fund®.
•Expense (effective July 1, 2025) and name (effective December 31, 2025) information for the Loomis Sayles Bond Fund.

Accordingly, prior information for the above funds in the “Appendix A – Underlying Funds” section of the Prospectus is updated as follows (all other information in the “Appendix A – Underlying Funds” section of the Prospectus remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Growth	American Funds® EUPAC Fund™ – Class R-4 (Effective 06/01/2025, American Funds EuroPacific Growth Fund® was renamed American Funds® EUPAC Fund™ )	0.82%	4.68%	3.58%	5.30%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Fund Multisector Bond	Loomis Sayles Income Fund - Retail Class* (Effective 12/31/2025, Loomis Sayles Bond Fund was renamed Loomis Sayles Income Fund)	0.89%	6.38%	0.98%	2.03%
	Adviser: Loomis, Sayles & Company LP
	Subadviser: N/A

* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-41